KONA GRILL
kitchen • sushi • cocktails

Investor Presentation

November 2014


KONA GRILL
KONA GRILL





Important Cautions Regarding Forward-Looking Statements

KONA GRILL
kitchen • sushi • cocktails

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

- Emerging polished casual growth concept
  - Flavorful new American cuisine, award-winning sushi, significant bar business
  - Moderately priced **$25 avg. check** with **$4.3M avg. unit volumes and $602 sales per square foot**
- 30 locations across 19 states
  - Industry-leading unit economics
  - National portability and flexible real estate model
- Superior financial results
  - Top quartile restaurant operating margins
  - Strong SSS momentum – positive growth in 16 of last 17 quarters







What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

Distinctive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar
30%
American Grill
46%
Sushi
24%

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer
8%
Wine
9%
Sushi
24%
Liquor
13%
Desserts 4%
Appetizers
10%
Entrees
14%
Soups &
Salads
7%
Flatbreads, Pasta, &
Sandwiches
11%

What Sets Us Apart? (continued)

KONA GRILL
kitchen • sushi • cocktails

Success Across Multiple Day-Parts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 day-parts



Lunch
24%
Reverse Happy Hour
12%
Happy Hour
12%
Dinner
52%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Reverse Happy Hour: 9PM – Close



Sophisticated Polished Casual Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Our freshly prepared food, attentive service and upscale contemporary ambiance create an exceptional yet affordable dining experience

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy


KONA GRILL

Exceptional Food Quality with Innovative Menu Selections

KONA GRILL
kitchen • sushi • cocktails

- Our **sophisticated and diverse menu** boasts a wide array of options for guests with all tastes
  - Freshly prepared, critically acclaimed sushi
  - Innovative American Grill fare
  - Comprehensive selection of cocktails
- Offers a **great value proposition with a $25 average check**

Award-Winning Sushi
24% of Sales


Shrimp & Lobster Roll


Bama Roll


Picasso Roll

Kitchen
46% of Sales


Macadamia Nut Chicken


Chili Lime Shrimp Salad


Hawaiian Ribeye

Bar
30% of Sales


Sake Sangria


Sukini Marg


Slim Citrus Flip

Affordable Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Average check compares favorably to competition



Average check with and without alcohol
$14.00
$10.92
$19.70
$17.14
$20.43
$12.42
$21.50
$18.60
$23.00
$17.48
$24.39
$21.22
$25.00
$17.50
$25.05
$19.54
$40.75
$29.79
$50.00
$32.00
BJ's
The Cheesecake Factory
Yard House
P.F. Chang's
Bonefish Grill
Joe's Crab Shack
Kona Grill
Brio
Seasons 52
Del Frisco's Grille

Source: SEC filings, investor presentations, analyst research
Note: Average check for P.F. Chang's reflects 2011A data, prior to the company being taken private

Loyal User Base

KONA GRILL
kitchen • sushi • cocktails

Exceptional Customer Loyalty

- More than 50% of guests are categorized as medium to heavy users
- 17% of guests dine with Kona at least once every 10 days

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	17%	10-15%
Medium	37%	16-30%
Light	46%	55-60%

*Visits in last 90 days:
Heavy: 9+
Medium: 4-8
Light: Less than 3


Kona Grill

Focused Marketing

KONA GRILL
kitchen • sushi • cocktails

Loyalty Club

KONAVORE™

- 225,000+ members
- Drive traffic by keeping Kona top of mind

Electronic Media

- Social marketing (Yelp, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Local Market Engagement

- PR
- Direct marketing
- Charity sponsorship
- Concierge

Promoting Our Brand

KONA GRILL
kitchen • sushi • cocktails

National Footprint with Significant Room to Grow

KONA GRILL
kitchen • sushi • cocktails

- 30 restaurants across 19 states
- ***Significant nationwide opportunity given demonstrated portability of the brand***



Boise
(Oct 2013)
Minneapolis
Eden Prairie
Troy
Stamford
Woodbridge
Lincolnshire
Oak Brook
Carmel
Columbus
(Nov 2014)
Omaha
Denver
Baltimore
Fairfax
Arlington
Cincinnati
Richmond
Kansas City
Las Vegas (Strip)
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Plano
Fort Worth
(Feb 2014)
Dallas
Alpharetta
(Oct 2014)
El Paso
(Jun 2014)
Austin
The Woodlands
(Dec 2013)
Baton Rouge
San Antonio
Houston
Houston
(Baybrook)
Tampa
Sarasota
(Oct 2014)
San Antonio
(NorthStar)
Miami-
Dolphin
San Juan, PR
Comp base restaurants
Recently opened restaurants
Executed lease for 2015-2016 opening

Significant Growth Opportunity

KONA GRILL kitchen • sushi • cocktails

Substantial Runway vs. Leading Polished Casual Incumbents


Current Domestic Units
Meaningful White Space Opportunity for Additional Kona Grill Restaurants
15
30
40
53
106
138
153
175
201
209
DEL FRISCO'S GRILLE
KONA GRILL kitchen • sushi • cocktails
Yard House
BRAVO BRIO RESTAURANT GROUP
JOE'S CRAB SHACK
BJ's
The Cheesecake Factory
BONEFISH GRILL
P.F. CHANG'S

Source: SEC filings, investor presentations, analyst research

Compelling Unit Level Economics

KONA GRILL
kitchen • sushi • cocktails

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,300
Net cash investment[2]	$2,500
Restaurant cash flow % margin	18.0% - 19.0%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/13.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Flexible Real Estate Options

KONA GRILL
kitchen • sushi • cocktails

Target:	Current Units
Lifestyle/entertainment centers	14
High traffic, upscale retail centers and shopping malls	8
Mixed use commercial/retail centers	6
Freestanding	2
Significant commercial, residential and daytime population	

- Rigorous ROI review – target > 30%
- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL


KONA GRILL

Flexible Real Estate Options – Lifestyle Center: Alpharetta, GA

KONA GRILL
kitchen • sushi • cocktails







- $600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space
- Strong retail co-tenants
- Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.


WESTSIDE PARKWAY
OLD MILTON PARKWAY

Flexible Real Estate Options – Mall: Miami/Dolphin

KONA GRILL
kitchen • sushi • cocktails


DOLPHIN MALL



- 36 million guests in 2012; 1.4 million sq. ft.
- Significant trade area with 2 million residents and heavy tourist traffic
- Average daily traffic count exceeds 275,000
- Approximately 200,000 HHs with income greater than $75,000



Flexible Real Estate Options – Mixed Use/Office: The Woodlands

KONA GRILL
kitchen • sushi • cocktails







- Award-winning master planned community
- Trade area growing at 4 times the national average
- 9.3 million sq. ft. of retail and attractive co-tenants
- Approximately 125,000 HHs with income greater than $75,000


KONA GRILL

Flexible Real Estate Options – Mixed Use/Retail: Fort Worth

KONA GRILL
kitchen • sushi • cocktails


KONA GRILL







- Destination center with attractive population density and target average age
- Wide variety of traffic in the heart of the city
- 5 million yearly guests visit nearby Cultural District
- Approximately 280,000 HHs within 10 miles with average income ~ $65,000


W. 7TH STREET
W. 7TH STREET
W. 7TH STREET
LUCKY STRIKE
CROCKETT STREET
CROCKETT STREET
CROCKETT STREET
NORWOOD STREET
CLARKE STREET
FOCH STREET
MORTON STREET
MORTON STREET
BLOCK 2 (NC)
BLOCK 3 (NE)
BLOCK 9 (SC)

New Design Panoramic Tour
Lounge

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Lounge & Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Private Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Dining & Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Patio

KONA GRILL
kitchen • sushi • cocktails



Experienced Senior Leadership Team*

KONA GRILL
kitchen • sushi • cocktails

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012 ▪ Board member since 2009
Christi Hing Chief Financial Officer	▪ 18 years of finance and accounting experience ▪ 8+ years with Kona
Marci Rude VP of Development	▪ 22+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 12+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 27+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

***** *Insider ownership of 26% as of November 1, 2014***

Key Takeaways

KONA GRILL
kitchen • sushi • cocktails

- Unique growth concept; **differentiated upscale, polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry-leading unit economics
- Strong cash-on-cash returns
- Well-capitalized balance sheet
- Significant insider ownership
- **20% unit growth planned for next several years**

KONA GRILL®
kitchen • sushi • cocktails

FINANCIAL OVERVIEW

Restaurant Sales

KONA GRILL
kitchen • sushi • cocktails


$ in millions
$76.0
$82.7
$93.7
$96.0
$98.3
$112.0
CAGR 2009-2014 Projected : 10%
2009
2010
2011
2012
2013
LTM (1)

(1) LTM for 12 months ended 9/30/2014

Restaurant Operating Profit Margin

KONA GRILL kitchen • sushi • cocktails



15.9%
14.7%
17.8%
18.8%
18.9%
18.4%
18.9%
17.9%
Remodeled and new units had ~50 bps impact
Remodeled and new units had ~100 bps impact
2009
2010
2011
2012
2013
LTM (1)

(1) LTM for 12 months ended 9/30/2014

Adjusted G&A Expenses as % of Restaurant Sales

KONA GRILL kitchen • sushi • cocktails



8.8%
4 New Units Opened
8.1%
1 New Unit Opened
7.8%
7.0%
7.4%
2 New Units Opened
7.9%
4 New Units Opened
2009
2010
2011
2012
2013(2)
LTM(1)(2)

(1) LTM for 12 months ended 9/30/2014
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, rights plan expenses; Adjusted EBITDA excludes non-cash stock-based compensation, preopening expense

Adjusted EBITDA

KONA GRILL
kitchen • sushi • cocktails



Adjusted EBITDA in millions
$4.4
$5.6
$8.8
$11.4
$10.8
$11.2
CAGR 2008-2013: 25%
2009
2010
2011
2012
2013(2)
LTM(1)(2)

(1) LTM for 12 months ended 9/30/2014
(2) Includes additions to headcount to support growth initiatives
Note: Adjusted G&A excludes separation, 123R, activist shareholder activities, rights plan expenses; Adjusted EBITDA excludes non-cash stock-based compensation, preopening expense

Three-Year Same-Store Sales vs. Casual Dining Industry

KONA GRILL
kitchen • sushi • cocktails


Outperformed Industry Peers in 10 of Last 12 Quarters
Kona Grill
Knapp-Track Casual Dining Index
8.0%
4.0%
0.0%
-4.0%
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14

Source: Knapp-Track

Growth Rate vs. SSS


2014E Unit Growth
25%
20%
15%
10%
5%
0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
KONA GRILL
kitchen • sushi • cocktails
Seasons 52
FRESH GRILL
BJ's
BONEFISH GRILL
BRIO
The Cheesecake Factory
JOE'S CRAB SHACK
P.F. CHANG'S
CHINA BISTRO
2014 YTD SSS

Sources: Company filings, Company investor presentations, equity research estimates
Note: PF Chang's information reflects 2011A results

2014 LTM Restaurant Operating Profit Margin vs Peers

KONA GRILL
kitchen • sushi • cocktails



Remodels and new units had ~100 bps impact
Trailing Twelve Months Restaurant Operating Margin vs Peers
18.9%
17.9%
18.8%
17.1%
16.7% (1)
15.8%
15.5%
15.3% (2)
KONA GRILL
kitchen • sushi • cocktails
The Cheesecake Factory
BJ's
JOE'S CRAB SHACK
DEL FRISCO'S GRILLE
BRAVO BRIO RESTAURANT GROUP
BONEFISH GRILL

Note: Restaurant Operating Profit Margin defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy (GAAP) and excludes Pre-Opening Expenses
(1) Represents 2013A; Includes BHTT and excludes Macaroni Grill
(2) Includes 400 bps reduction for estimated marketing costs

Capitalization

KONA GRILL
kitchen • sushi • cocktails

Select Balance Sheet Items

$Millions	December 31, 2013	September 30, 2014
Cash & cash equivalents	$5.9	$38.2
Long-term debt	$3.5	$0.0

- $20.0M credit line (3%-3.5% plus LIBOR) as of September 30.
- Upsized facility to $35.0M in November 2014

Focused on Growth

KONA GRILL
kitchen • sushi • cocktails

- Build a **premier polished casual concept**
- Take brand to the **next phase of growth**
  - Planned unit growth of 20% in 2014 and next several years
  - Top quartile restaurant operating margins
  - Strong SSS momentum: positive growth in 16 of last 17 quarters
  - 2 units opened in 2013; 5 opened in 2014
  - 10 leases signed for 2015-2016 and several leases under negotiation
- **Disciplined ROI focus**
- **Capitalize on 4 daypart model** with **3 distinct businesses**

Investment Highlights

KONA GRILL
kitchen • sushi • cocktails



Substantial White Space for Growth
Distinctive Atmosphere and Diverse Menu Mix
Strong Unit Economics
Exceptional Food Quality with Innovative Menu Selections
Seasoned Restaurant OperationsTeam
Sophisticated Polished Casual Dining Experience
Dedicated Management Team with Significant Insider Ownership
KONA GRILL
kitchen • sushi • cocktails